UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant:       ☑
Filed by a Party other than the Registrant:      ☐
Check the appropriate box:
☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

KUHLMAN COMPANY, INC.

Payment of Filing Fee (Check the appropriate box):
☑           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 25, 2006
PROXY STATEMENT
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND COMMITTEES
EXECUTIVE COMPENSATION
(PROPOSAL TWO)
VOTING SECURITIES AND PRINCIPAL HOLDERS
CERTAIN RELATIONSHIPS AND TRANSACTIONS
STOCKHOLDER PROPOSALS
SOLICITATION
Annex A
Annex B

KUHLMAN COMPANY, INC.
701 North Third Street, Suite B-1
Minneapolis, Minnesota 55401
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 25, 2006
TO THE STOCKHOLDERS OF KUHLMAN COMPANY, INC.:
     Please take notice that the annual meeting of stockholders of Kuhlman Company, Inc. (the “Company”) will be held, pursuant to due call by the Company’s board of directors, at the Company’s headquarters at 701 North Third Street, Suite B-1, Minneapolis, Minnesota, on Thursday, May 25, 2006, at 2:00 p.m. local time, or at any adjournment(s) thereof, to consider and take the following corporate action:
     1. to elect six directors;
     2. to increase the number of shares of common stock reserved for issuance under the Company’s 2005 Stock Option Plan to a total of 3,500,000; and
     3. to transact any other business that may properly come before the meeting and any adjournments thereof.
     Pursuant to due action of the Company’s board of directors, stockholders of record on April 14, 2006 will be entitled to vote at the meeting and any adjournments thereof. Adoption of the proposal relating to our Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s voting capital stock present in person or represented by proxy at the annual meeting. Our directors are elected by a plurality of votes cast at the meeting.
     A proxy for the annual meeting is enclosed with this Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement. You are requested to fill in and sign the proxy, which is solicited by the Company’s board of directors, and mail it promptly in the enclosed envelope.

By order of the board of directors of Kuhlman Company, Inc.,

/s/ Scott J. Kuhlman

Scott J. Kuhlman
Chairman of the Board, President and Chief Creative Officer
April 25, 2006

PROXY STATEMENT

     The board of directors of Kuhlman Company, Inc. (the “Company” or “Kuhlman”) are soliciting proxies to be used at the Company’s annual meeting of stockholders to be held on Thursday, May 25, 2006, at 2:00 p.m. local time, at the Company’s headquarters at 701 North Third Street, Suite B-1, Minneapolis, Minnesota, for the purpose of taking the following corporate action:
•	to elect six directors

•	to increase the number of shares of common stock reserved for issuance under the Company’s 2005 Stock Option Plan to a total of 3,500,000, and

•	to transact any other business that may properly come before the meeting and any adjournments thereof.
     The approximate date on which this Proxy Statement and the accompanying proxy shall be first sent or given to stockholders will be April 25, 2006. Each stockholder who signs and returns a proxy in the form enclosed may revoke the proxy at any time prior to its use by giving the Company written notice of such revocation, either in open meeting or by executing and delivering a new proxy to the Company’s Secretary. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. If a stockholder has signed and delivered a proxy and later attends the annual meeting, such stockholder’s presence at the meeting will not by itself revoke that proxy. Only stockholders of record at the close of business on April 14, 2006 (the record date) will be entitled to vote at the meeting or any adjournments thereof.

GENERAL INFORMATION
ABOUT THE ANNUAL MEETING
     Only holders of record of the Company’s voting stock at the close of business on April 14, 2006 (the record date for the annual meeting) are entitled to notice of and to vote at the annual meeting. On April 14, 2006, there were issued and outstanding 22,969,374 shares of common stock, and 3,207,028 shares of Series A Preferred Stock. Each share of common stock and each share of Series A Preferred Stock entitles the holder thereof to one vote on each matter presented at the annual meeting. A quorum, consisting of a majority of the outstanding shares entitled to vote at the meeting, must be present in person or represented by proxy before any action may be taken at the meeting.
     Each proxy returned to the Company will be voted in accordance with the instructions indicated therein. Adoption of the proposal relating to our Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the meeting. Our directors are elected by a plurality of votes cast at the meeting. There is no cumulative voting for directors.
     Unless a contrary choice is specified, all shares represented by proxies will be voted for the election of the nominees for the board of directors named in this Proxy Statement, and for the proposed increase in the number of shares of common stock reserved for issuance under the Company’s 2005 Stock Option Plan. A stockholder who abstains with respect to any proposal is considered to be present and entitled to vote on such proposal and is in effect casting a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any proposal, shall not be considered present and entitled to vote on such proposal.
QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
     Question: Why am I receiving these materials?
     Answer: Our board of directors is providing these proxy materials to you in connection with Kuhlman’s annual meeting of stockholders, which will take place on Thursday, May 25, 2006 at 2:00 p.m. local time at the Company’s headquarters at 701 North Third Street, Suite B-1, Minneapolis, Minnesota. As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this Proxy Statement.
     Question: How may I obtain Kuhlman’s annual report for 2005?
     Answer: A copy of our annual report for 2005 is enclosed. Stockholders may request another free copy of our annual report from: Jon Gangelhoff, Chief Financial Officer, Kuhlman Company, Inc., 701 N. Third Street, Suite B-1, Minneapolis, Minnesota 55401. Current and prospective investors can also access or order free copies of our annual report, this Proxy Statement, and other financial information at http://www.sec.gov.
     Question: What items of business will be voted on at the annual meeting?
     Answer: The items of business scheduled to be voted on at the annual meeting are the election of six directors, and a 2,000,000-share increase in the number of shares of common stock reserved for issuance under the Company’s 2005 Stock Option Plan to a total of 3,500,000.

     Question: How does the board of directors recommend that I vote?
     Answer: Our board of directors recommends that you vote your shares (1) “FOR” each of the nominees to the board of directors and (2) “FOR” the increase in the number of shares of common stock reserved for issuance under our 2005 Stock Option Plan.
     Question: What shares can I vote?
     Answer: Each share of Kuhlman common stock and Kuhlman Series A Preferred Stock issued and outstanding as of the close of business on April 14, 2006 (the record date) is entitled to one vote on all items being voted on at the annual meeting. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.
     Question: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
     Answer: Many Kuhlman stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•	Stockholder of Record: If your common shares are registered directly in your name with our common stock transfer agent (Florida Atlantic Stock Transfer) or if your preferred shares are registered directly in your name with the Company, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to Kuhlman or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

•	Beneficial Owner: If your shares are held in a brokerage account or by another nominee (often referred to as being held in “street name”), you are considered the beneficial owner of such shares, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or nominee, as the case may be. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.
     Question: How can I attend the annual meeting?

     Answer: Because seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record as of the record date but held your shares in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 14, 2006, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you may not be admitted to the annual meeting.
     Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card. The meeting will begin promptly at 2:00 p.m., local time. Check-in will begin at 1:00 p.m. local time, and you should allow ample time for the check-in procedures.
     Question: How can I vote my shares in person at the annual meeting?
     Answer: Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.
     Question: How can I vote my shares without attending the annual meeting?
     Answer: Whether you hold shares as the stockholder of record or in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker, trustee or nominee.
     Question: Can I change my vote?
     Answer: You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (ii) providing a written notice of revocation to our corporate Secretary prior to your shares being voted, or (iii) attending the annual meeting and voting in person. Mere attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold shares in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.
     Question: Where can I find the voting results of the annual meeting?

     Answer: We intend to announce preliminary voting results at the annual meeting and publish final results in a current report on Form 8-K shortly after the meeting. We may also post the final results on our website at http://www.kuhlmancompany.com.

ELECTION OF DIRECTORS
(PROPOSAL ONE)
     The board of directors currently consists of six directors, each of whom has been nominated for re-election by a majority of the independent directors serving on the board of directors. If re-elected, each nominee has consented to serve as a director of the Company and to hold office until the next annual meeting of stockholders, or until his successor is elected and shall have qualified.
     We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them FOR the election of all of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the board of directors to substitute another person for any of the nominees, we will vote your shares FOR that other person.
NOMINEES
     The names and ages of the nominees, their principal occupations and tenure as directors are set forth below, including their past five years of (or longer) of business experience, based upon information known to the Company and furnished by such nominees. There is no family relationship between any of the nominees, directors or executive officers of Kuhlman.
     Scott J. Kuhlman, 40, has served as a director of the Company since the Company’s reverse merger transaction with SK2, Inc. (our operating subsidiary), and has served as a director and the Chief Executive Officer of SK2, Inc. since its inception. He is also currently the Chairman of our board of directors, our President, and our Chief Creative Officer. Mr. Kuhlman’s 25-year career in the retail apparel industry includes sales, buying and managing positions. Mr. Kuhlman began working in the wholesale side of apparel in 1993 and has worked with companies including Joseph Abboud, Sero, HartMarx, Jack Victor and Arnold Brant. Prior to founding SK2, he worked in Europe sourcing and producing product for his employer. Mr. Kuhlman has a bachelor’s degree in Finance from the University of Nebraska-Omaha.
     Luis A. Padilla, 51, has served as a director of the Company since December 2005. In December 2005, Mr. Padilla was appointed as the Company’s Chief Executive Officer. Mr. Padilla has more than 30 years of experience in the apparel industry. He was most recently the President of merchandising at Sears, a position he held since August of 2004. In that role, he led and integrated all merchandising and marketing across the company’s broad product and brand portfolio. Prior to joining Sears, Mr. Padilla was with Target Corporation from 1982 to 2004, where he served in key leadership roles with the company. Specifically, Mr. Padilla served as Executive Vice President, Merchandising, for Target’s Marshall Field’s division from 2001 to 2004 and as Senior Vice President, Softlines Merchandising, for Target Stores from 1994 to 2001.
     Jon Sabes, 38, has served as a director of the Company since the Company’s reverse merger transaction with SK2, Inc., and has been a director of SK2 since May 2005. Mr. Sabes is currently Chief Executive Officer of Opportunity Finance, LLC, a commercial finance company. Mr. Sabes has over 16 years experience in finance, business development, and consulting in a variety of industries. In 1998, Mr. Sabes co-founded Jon Adams Financial Co., LLP, a law firm and business-advisory firm specializing in providing small and medium-sized businesses with professional services related to mergers, acquisitions and corporate finance. Prior to creating Jon Adams Financial Co., Mr. Sabes served as a tax consultant with Ernst & Young LLP. Prior to his work with Ernst & Young, Mr. Sabes served as Vice President of Business Development for Gaming Corporation of America, and worked as an investment banker with Jefferies & Company, Inc. Mr. Sabes earned a Juris Doctor, cum laude, from the University of Minnesota Law School and holds a B.A. in Economics from the University of Colorado.
     David Ferris, 49, has served as a director of the Company since the Company’s reverse merger transaction with SK2, Inc., and has served as a director of SK2 since May 2005. He is currently Assistant Vice President of Cargill, Inc. where he advises the board of directors and management on corporate performance and executive compensation issues and is responsible for Cargill’s compensation and benefit programs worldwide. From 1993 to 1996, when he joined Cargill, he was a national practice leader with Aon Consulting Group. From 1991 to 1993 he was a principal with Retirement Strategies. From 1980 to 1991, Mr. Ferris was Director of Risk Management and Investments with Honeywell. Mr. Ferris has a bachelor’s degree in Economics from the University of St. Thomas, St. Paul, Minnesota.
     Christopher Larson, 33, has served as a director of the Company since the Company’s reverse merger transaction with SK2, Inc., and has served as a director of SK2 since May 2005. Mr. Larson is a co-founder and has served as Chief Financial Officer of Cash Systems Inc. (AMEX: CKN) from June 1999 to January of 2005. In January of 2005, Mr. Larson was promoted to Chief Operating Officer. Mr. Larson has served as a director of Cash Systems Inc. since the company went public in October 2001. Cash Systems Inc. is a leading provider of cash-access services to the casino industry. Mr. Larson is also a certified public accountant.
     Daniel Rindos, 56, has been a director of the Company since January 2003. Mr. Rindos has been Vice President of Bargain News, LLC for the past 15 years. Bargain News is a group of weekly newsstand publications specializing in classified advertising and serving the New York tri-state area. Mr. Rindos was also involved in the start up of the Subway sandwich chain in the late 1960s and early 1970s. Mr. Rindos has attended the University of Bridgeport and the New York Institute of Technology, majoring in electrical engineering and physics with a business minor.
VOTE REQUIRED
     To be elected, each nominee requires the affirmative vote of holders of a plurality of the shares of our voting stock present in person or represented by proxy and entitled to be voted at the annual meeting. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.
OUR RECOMMENDATION
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES.

BOARD OF DIRECTORS AND COMMITTEES
BOARD OF DIRECTORS
     Kuhlman’s board of directors is currently comprised of six members, each of whom is identified under Proposal One (“Election of Directors”) above. Currently, three of our six directors are “independent directors” as that term is defined in Section 121(A) of the AMEX listing standards. Our independent directors are Messrs. David Ferris, Christopher Larson and Daniel Rindos.
     During fiscal year 2005, our board of directors held two meetings and took action in writing five times. During that time, no director attended fewer than 75% of our board of directors meetings or meetings of any committee on which any particular director served. We expect our directors to attend the annual meeting, if possible. Our board of directors has an audit committee and a compensation committee, but does not have a standing nominating committee (or other committees performing similar functions). Instead, director-nominees are ultimately selected by a majority of our independent directors.
AUDIT COMMITTEE
     Our board of directors has established a two-member audit committee currently consisting of Messrs. Ferris and Larson. The audit committee is governed by a charter adopted by the board of directors on June 10, 2005. A copy of the audit committee’s charter is attached to this Proxy Statement as Annex A. During fiscal year 2005, the audit committee held one quarterly meeting (in connection with the filing of the Company’s quarterly report for the period ended October 1, 2005), and took action in writing once.
     The board of directors has determined that each member of the audit committee is able to read and understand fundamental financial statements, and that at least one member of the audit committee has past employment experience in finance or accounting. The board of directors has further determined that at least one member of the audit committee, Mr. Christopher Larson, is an “audit committee financial expert” as that term is defined in Item 401(e)(2) of Regulation S-B promulgated under the Securities Exchange Act of 1934. Mr. Larson’s relevant experience includes his service as Chief Financial Officer of Cash Systems, Inc., a publicly traded corporation whose securities are listed on the AMEX (symbol “CKN”), and his further service as Chief Operating Officer and a director of that corporation. In addition, Mr. Larson holds an undergraduate degree in accounting and finance, and is a certified public accountant. Mr. Larson is an “independent director,” as such term is defined in Section 121(A) of the AMEX listing standards.
AUDIT COMMITTEE REPORT
     The audit committee reports to and acts on behalf of the board of directors by providing oversight of the financial management, independent auditors, and financial reporting procedures of the Company. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The audit committee is responsible for overseeing the conduct of these activities.

     The audit committee has reviewed the Company’s audited financial statements for the last fiscal year and discussed them with management. The audit committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statement on Auditing Standards, AU Section 380), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Furthermore, the audit committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 (Independence Discussions with Audit Committees), as amended, promulgated by the Independence Standards Board, and has discussed with the independent auditors the independent auditors’ independence.
     Based on the review and discussions described above, the audit committee has recommended to the board of directors that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the last fiscal year for filing with the SEC.
DAVID FERRIS
CHRISTOPHER LARSON
NOMINATION OF DIRECTORS
     As indicated above, Kuhlman does not have a standing nominating committee (or other committee performing similar functions). The board of directors believes that such a committee would not provide any benefit to the Company or its stockholders since additional committee meetings would only add further management-related expense to the Company. In addition, as we build our board of directors and Company, we believe that it is important for all directors to participate, at some level, in the process of evaluating candidates to serve on our board of directors. In lieu of paying for the expenses associated with additional committees and meetings, our board of directors has determined that, at this time, it is more appropriate to use the Company’s resources for operational purposes. Nevertheless, the board of directors remains open to the possibility of creating such committees as new directors (especially those qualifying as “independent directors”) are added to the board of directors.
     As indicated above, a majority of our independent directors ultimately select the director-nominees for approval at our annual meetings. In this process of selection the independent directors do not employ a charter. Nevertheless, our directors do employ various criteria and principles espoused by Kuhlman and its board of directors in reviewing potential candidates and ultimately selecting director-nominees. Overall, we as a company recruit and consider candidates without regard to race, color, religion, sex, ancestry, national origin or disability. More particularly, in the process of reviewing candidates our board of directors as a whole, and our independent directors (when making final decisions), will consider each candidate’s business and industry experience, his or her ability to act on behalf of stockholders, overall diversity on our board of directors, potential concerns regarding independence or conflicts of interest, and other factors relevant in evaluating director-nominees. Typically, the candidate will meet with at least a majority of the independent directors serving on the board of directors, our Chief Executive Officer, and with other directors and management personnel. The independent directors will also consider a candidate’s personal attributes, including without limitation personal integrity, loyalty to the Company and concern for its success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital role in good corporate citizenship and image, availability for meetings and consulting with other directors and our management on Company matters, and willingness to assume broad fiduciary responsibility.
     The Company’s stockholders may recommend candidates to our independent directors for consideration at our annual stockholder meeting. In order to make such a recommendation, a stockholder must submit the recommendation in writing to the board of directors, in care of the corporate Secretary at the Company’s headquarters address, at least 120 days prior to the mailing of the Proxy Statement relating to the previous year’s annual stockholder meeting. Stockholders wishing to make a candidate recommendation for consideration at our 2007 annual stockholder meeting must send such recommendation so that it is received on or prior to December 26, 2006. To enable our independent directors to evaluate the candidate’s qualifications, stockholder recommendations must include:
•	the name and address of the nominating stockholder and the candidate

•	a representation that the nominating stockholder is a holder of record of Kuhlman capital stock entitled to vote at the current year’s annual meeting

•	a description of any arrangements or understandings between the nominating stockholder and the candidate being recommended, pursuant to which the nomination is to be made by the stockholder

•	a resumé detailing the educational, professional and other information necessary to determine if the nominee is qualified to serve as a Kuhlman director

•	such other information regarding the nominee as would be required to include in a proxy statement filed pursuant to SEC proxy rules, and

•	the nominee’s consent to serve as a director, if elected.
ABILITY OF STOCKHOLDERS TO COMMUNICATE WITH THE BOARD OF DIRECTORS
     Our board of directors has established several means for our stockholders and others to communicate with the board of directors. If the stockholder has a concern regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to our audit committee, in care of the corporate Secretary at the Company’s headquarters address. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board, in care of corporate Secretary at the Company’s headquarters address.

EXECUTIVE COMPENSATION
     The table below sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by (i) each individual serving as the Company’s Chief Executive Officer during the last fiscal year, and (ii) each individual that served as an executive officer of the Company at the end of the last fiscal year and who received in excess of $100,000 in the form of salary and bonus during such fiscal year.
SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation
					Awards
		Annual Compensation			Securities
				Other Annual	Underlying
				Compensation	Options
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)	(#)
Scott J. Kuhlman,	2005	$136,538	—	—	—
President and CEO (1)	2004	$82,446	—	—	—
	2003	—	—	—	—
Luis A. Padilla,	2005	—	—	—	27,500
CEO (2), (3)	2004	—	—	—	—
	2003	—	—	—	—
Jon Gangelhoff	2005	$106,692	—	—	210,000
Chief Financial Officer (4)	2004	—	—	—	—
	2003	—	—	—	—
Greg Griffith	2005	$105,837	—	—	210,000
Chief Operating Officer (5)	2004	—	—	—	—
	2003	—	—	—	—

(1)	Mr. Kuhlman served as our President and Chief Executive Officer from June 10, 2005 (the closing date of the Company’s reverse merger transaction with SK2, Inc., our operating subsidiary) until December 22, 2005, at which time he resigned from his position as Chief Executive Officer in connection with the Company’s retention of Luis Padilla. Mr. Kuhlman has served as the President and Chief Executive Officer of SK2 since its inception. Mr. Kuhlman continues to serve as an executive officer of the Company with the title of President and Chief Creative Officer.

(2)	Mr. Padilla was appointed Chief Executive Officer on December 22, 2005. Mr. Padilla receives no salary from the Company for his services as Chief Executive Officer.

(3)	On December 10, 2005, the Company granted Mr. Padilla a ten-year option to purchase up to 27,500 shares of common stock. Since the end of fiscal year 2005, the Company granted Mr. Padilla 500,000 shares of restricted common stock under the Company’s 2005 Stock Option Plan. Restrictions lapsed as to 100,000 shares on March 31, 2006. Restrictions on the remaining 400,000 shares will lapse in 200,000-share increments on December 31, 2006 and December 30, 2007.

(4)	In June 2005, the Company granted Mr. Gangelhoff a ten-year option to purchase up to 210,000 shares of Series A Preferred Stock at a per-share price of $1.85. Under the original terms of the option grant, the option was to vest in equal 70,000-share increments on the date of grant, June 10, 2006 and June 10, 2007. In December 2005, the Company accelerated the vesting of the option such that the entire option is now exercisable. Currently, each share of Series A Preferred Stock is convertible into one share of common stock.

(5)	In June 2005, the Company granted Mr. Griffith a ten-year option to purchase up to 210,000 shares of Series A Preferred Stock at a per-share price of $1.85. Under the original terms of the option grant, the option was to vest in equal 70,000-share increments on the date of grant, June 10, 2006 and June 10, 2007. In December 2005, the Company accelerated the vesting of the option such that the entire option is now exercisable. Currently, each share of Series A Preferred Stock is convertible into one share of common stock.
OPTION GRANTS IN LAST FISCAL YEAR
     The table below sets forth information respecting stock option grants made during the last fiscal year to the individuals named in the Summary Compensation Table.

	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise or
	Options	Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year (%)	($/Share)	Date
Scott J. Kuhlman	—	—	—	—
Luis A. Padilla (1), (2)	27,500	6.2%	$2.28	12/10/2015
Jon Gangelhoff (3)	210,000	46.9%	$1.85	6/9/2015
Greg Griffith (4)	210,000	46.9%	$1.85	6/9/2015

(1)	On December 10, 2005, the Company granted Mr. Padilla a ten-year option to purchase up to 27,500 shares of common stock.

(2)	In connection with the Company’s appointment of Mr. Padilla as our Chief Executive Officer, the Company granted Mr. Padilla 500,000 shares of restricted common stock under the Company’s 2005 Stock Option Plan. Restrictions lapsed as to 100,000 shares on March 31, 2006. Restrictions on the remaining 400,000 shares will lapse in 200,000-share increments on December 31, 2006 and December 30, 2007.

(3)	In June 2005, the Company granted Mr. Gangelhoff a ten-year option to purchase up to 210,000 shares of Series A Preferred Stock. Under the original terms of the option grant, the option was to vest in equal 70,000-share increments on the date of grant, June 10, 2006 and June 10, 2007. In December 2005, the Company accelerated the vesting of the option such that the entire option is now exercisable. Currently, each share of Series A Preferred Stock is convertible into one share of common stock.

(4)	In June 2005, the Company granted Mr. Griffith a ten-year option to purchase up to 210,000 shares of Series A Preferred Stock. Under the original terms of the option grant, the option was to vest in equal 70,000-share increments on the date of grant, June 10, 2006 and June 10, 2007. In December 2005, the Company accelerated the vesting of the option such that the entire option is now exercisable. Currently, each share of Series A Preferred Stock is convertible into one share of common stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES
     The table below summarizes certain information with respect to options held by the individuals named in the Summary Compensation Table, and the value of unexercised options held by such persons as of December 31, 2005 (the end of fiscal year 2005).

Number of
	Number of		Unexercised	Value of Unexercised
	Shares		Options at	In-the-Money Options
	Acquired	Value	Fiscal Year End	at Fiscal Year End ($)
	on	Realized	(exercisable /	(exercisable /
Name	Exercise	($)	unexercisable)	unexercisable)(1)
Scott J. Kuhlman	—	—	- / -	$ - / $-
Luis A. Padilla	—	—	27,500 /-	$6,050 / $-
Jon Gangelhoff	—	—	210,000 / -	$136,500 / $-
Greg Griffith	—	—	210,000 / -	$136,500 / $-

(1)	The figures in this column are based upon the difference between the fair market value of exercisable options as of December 31, 2005, determined by reference to the closing price of the Company’s common stock (into which the Series A Preferred Stock issuable upon exercise of the subject options is convertible) on December 30, 2005 (the last trading day of fiscal year 2005), and the aggregate exercise price of the subject option.
EMPLOYMENT AGREEMENTS
     On December 22, 2005, the Company appointed Mr. Padilla as its Chief Executive Officer. The Company does not have a written employment agreement with Mr. Padilla. Mr. Padilla currently does not receive any salary from the Company, but the Company has agreed to provide Mr. Padilla with certain benefits, including health and dental insurance. Concurrent with his appointment to the board of directors in December 2005, the Company granted Mr. Padilla a ten-year option to purchase up to 27,500 shares of Series A Preferred Stock at a per-share price of $2.28. Currently, shares of Series A Preferred Stock are convertible into shares of common stock.
     In connection with his appointment as Chief Executive Officer, the Company granted Mr. Padilla 500,000 shares of restricted common stock under the Company’s 2005 Stock Option Plan. Restrictions lapsed as to 100,000 shares on March 31, 2006. Restrictions on the remaining 400,000 shares will lapse in 200,000-share increments on December 31, 2006 and December 30, 2007. Notwithstanding the above-described schedule for the vesting of the restricted stock, in the event that Mr. Padilla’s employment with the Company is terminated, for any reason, or if he violates the terms of any confidentiality agreement, non-solicitation covenant or covenant not to compete in favor of the Company, he will immediately forfeit all shares of common stock then remaining subject to restrictions.
     On May 19, 2005, SK2, Inc. (our predecessor business and now our wholly owned subsidiary) entered into an Employment Agreement with Scott Kuhlman under which he agreed to serve as that company’s Chief Executive Officer. The Employment Agreement has a three-year term and provides Mr. Kuhlman with a $150,000 annual base salary. In addition, Mr. Kuhlman is entitled to an annual bonus of up to 100% of his base salary, as determined by compensation committee. Under the Employment Agreement, Mr. Kuhlman also receives a

$500 monthly automobile allowance, a 20-year term life-insurance policy, and a variable life-insurance policy. In the Employment Agreement, Mr. Kuhlman agreed that upon his termination he will not compete with the Company for a 24-month period thereafter. In the event Mr. Kuhlman’s employment under the Employment Agreement is terminated without cause, he shall be entitled to receive regular payments of his base salary for a 24-month period.
     The Company does not have written employment agreements with Messrs. Gangelhoff (our Chief Financial Officer) or Griffith (our Chief Operating Officer), and we do not currently anticipate that we will enter into any such agreements. Our current employment arrangements with Messrs. Gangelhoff and Griffith are to pay each a salary of $125,000 per year. In connection with our retention of such individuals, we granted each of them an option to purchase up to 210,000 common shares of SK2 that became, by virtue of our reverse merger transaction in June 2005, an option to purchase an equivalent number of shares of our Series A Preferred Stock. Each share of our Series A Preferred Stock currently converts into one share of common stock.
DIRECTOR COMPENSATION
     Directors do not presently receive any compensation for attending board of directors or committee meetings, although we do reimburse directors for expenses incurred in attending such meetings. We have no official plan or policy for compensating directors with stock options or stock awards.

INCREASE IN NUMBER OF SHARES
OF COMMON STOCK RESERVED FOR ISSUANCE
UNDER THE 2005 STOCK OPTION PLAN
(PROPOSAL TWO)
     In 2005, the board of directors of SK2, Inc. adopted, and its stockholders subsequently approved, the 2005 Stock Option Plan (referred to hereinafter as the “Stock Option Plan”). Originally, the Stock Option Plan provided for the issuance of up to 1,500,000 shares of our common stock. The Stock Option Plan was assumed by the Company on June 10, 2005 as part of the reverse merger transaction involving SK2 and the Company. The complete text of the Stock Option Plan, as proposed to be amended at the annual meeting, is set forth in Annex B to this Proxy Statement. The brief summary of the Stock Option Plan that follows is qualified in its entirety by reference to the complete text contained in Annex B.
GENERAL
     Our board of directors believes that the grant of stock options is a desirable and useful means to strengthen and further management’s alignment with stockholder interests, and retain competent personnel by furnishing incentives to persons whose efforts are important to the Company’s success. The Stock Option Plan is administered by the board of directors or a committee thereof (the “Administrator”) having full power and authority to administer and interpret the Stock Option Plan, and to make rules, regulations and guidelines with respect thereto.
     The Stock Option Plan provides that the Administrator may grant Company officers and directors non-qualified options to purchase shares of the Company’s common stock. In this regard, the Stock Option Plan confers authority on the Administrator to determine the number and purchase price of the shares of common stock subject to options under the plan, the term of each option and the specific time or times during such term when the option or any portion thereof is exercisable. As of April 25, 2006, the board of directors had not created a committee to act as the Administrator and, accordingly, the board of directors itself administers the Stock Option Plan.
     The purchase price for each option may be paid in cash, by personal check, certified check, or by the delivery of shares of Company common stock the value of which, determined at the time of purchase or the withholding, equals the purchase price. In some cases (determined by reference to individual stock option agreements entered into pursuant to the Stock Option Plan, or as otherwise determined in the discretion of the Administrator), the number of shares deliverable as the purchase price for the exercise of an option may be subtracted from the number of shares issuable upon the option’s exercise.
     The Administrator may permit an optionholder to transfer any or all non-qualified options granted under the Stock Option Plan to any member of such optionholder’s “immediate family” as that term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934. The optionholder may not, however, receive any consideration for such a transfer.
     The board of directors may amend or discontinue the Stock Option Plan at any time. Nevertheless, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring:

•	change or impair, without the consent of the recipient thereof, an option previously granted

•	materially increase the maximum number of shares subject to the Stock Option Plan

•	change the designation of the class of employees eligible to receive options

•	decrease the price at which options may be granted, or

•	materially increase the benefits accruing to participants, without the approval of our stockholders (but only if such approval is required for compliance with the requirements of any applicable law or regulation).
     Unless otherwise provided in any stock option agreement entered into pursuant to the Stock Option Plan, in the event of an acquisition of the Company through the sale of substantially all of our assets or through a merger, consolidation, exchange, reorganization or liquidation, all outstanding options shall become immediately exercisable, whether or not such options were exercisable prior to any such transaction. Nevertheless, if the acquiring party in the transaction seeks to have the transaction accounted for on a “pooling-of-interests” basis and, in the opinion of our independent auditors, accelerating the exercisability of options would preclude a pooling of interests under generally accepted accounting principles, then the exercisability of options shall not accelerate. Additionally, in the event a pooling-of-interests transaction precludes the acceleration of the exercisability of outstanding options, our board of directors may provide for one or more of the following: (a) the complete termination of the Stock Option Plan and cancellation of outstanding options not exercised on or before a date to be specified by the board of directors; (b) persons holding such options shall receive cash in an amount equal to the fair market value of the stock underlying such option on the date immediately preceding the date of the transaction over the per-share option price of such options; or (c) the continuation of the Stock Option Plan with respect to the exercise of options outstanding as of the date of adoption by the board of directors of such plan for such transaction and provide to such option holders the right to exercise their respective options as to an equivalent number of shares of the corporation succeeding the Company as a result of the transaction.
FEDERAL INCOME-TAX CONSEQUENCES
     The following discussion sets forth certain United States income-tax considerations in connection with the ownership of common stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended (the “Code”), and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of common stock. Moreover, the tax considerations relevant to ownership of the common stock may vary depending on a holder’s particular situation.
     When a non-qualified stock option is granted pursuant to the Stock Option Plan, the optionholder does not recognize any taxable income at the time the option is granted. Upon exercise, however, the optionholder recognizes taxable income generally measured by the excess of the then-current fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by a Kuhlman employee is subject to tax withholding by Kuhlman. Unless limited by Code Section 162(m), Kuhlman is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionholder. Upon the optionholder’s disposition of shares acquired by exercise of the option, any difference between the sale price and the optionholder’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.
     When an incentive stock option is granted pursuant to the Stock Option Plan, the optionholder does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative-minimum-tax purposes and may subject the optionholder to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionholder recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Code Section 162(m), Kuhlman is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionholder.
     Under existing provisions of the Code, a participant who receives restricted stock or a stock option under the Stock Option Plan that is subject to restrictions creating a “substantial risk of forfeiture” (within the meaning of Code Section 83) will not normally realize any income, nor will the Company normally receive any deduction, for federal income-tax purposes in the year such option is granted.
     No taxable income is reportable when a stock-appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
     If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. This gain will be added to the basis of the shares received in replacement of the previously owned shares.
REQUIRED VOTE
     Approval of this proposal requires the affirmative vote of holders of a majority of the shares of our voting stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting.

OUR RECOMMENDATION
     We believe strongly that the amendment of our Stock Option Plan is essential to our success. Stock options and other awards such as those provided under the Stock Option Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve our goals. For these reasons, our stockholders are being asked to approve the amendment of our Stock Option Plan.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

VOTING SECURITIES AND
PRINCIPAL HOLDERS
     As of the close of business on April 14, 2006 (the record date), the Company had outstanding two classes of voting securities—common stock, of which there were 22,969,374 shares outstanding, and Series A Preferred Stock, of which there were 3,207,028 shares outstanding. Each share of common stock and Series A Preferred Stock is entitled to one vote on all matters put to a vote of our stockholders.
     The following table sets forth the number of common shares, and percentage of outstanding common shares, beneficially owned as of April 14, 2006, by:
•	each person known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding common stock

•	each director

•	each executive officer named in the Summary Compensation Table, and

•	all executive officers and directors as a group.
     Unless otherwise indicated, the address of each of the following persons is 701 N. Third Street, Suite B-1, Minneapolis, Minnesota 55401, and each such person has sole voting and investment power with respect to the shares set forth opposite his or her name.

	Number of Common	Percentage of
	Shares Beneficially	Outstanding
Name and Address	Owned (1)	Common Shares (1)
Scott J. Kuhlman (2)	2,747,500	11.9%
Susan Kuhlman (2)	2,747,500	11.9%
Jon Sabes (3)	2,282,000	9.9%
Luis A. Padilla (4)	1,027,500	4.4%
David Ferris (5)	27,500	*
Christopher Larson (5)	27,500	*
Daniel Rindos (6)	95,000	*
Jon Gangelhoff (7)	292,000	1.3%
Greg Griffith (8)	235,000	1.0%
All executive officers and directors as a group (9)	6,734,000	28.0%

*	less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. Shares of common stock issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of the record rate, and shares of common stock issuable upon conversion of other securities currently convertible or convertible within 60 days, are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person.

(2)	Mr. and Mrs. Kuhlman are husband and wife, and under applicable rules for determining beneficial ownership, the beneficial ownership of each is attributed to the other. Shares referenced in the table include (i) an aggregate of 1,728,020 shares of common stock held in revocable trusts of which Mrs. Kuhlman is trustee, and (ii) 1,019,480 shares of common stock held in a revocable trust of which Mr. Kuhlman is trustee. Mr. Kuhlman is our Chairman of the Board, President and Chief Creative Officer. Mrs. Kuhlman is our Director of Business Development.

(3)	Includes 2,254,500 shares of common stock held in the names of Mokeson, LLC and Kuhl Holdings, LLC. Also includes a directly held option to purchase up to 27,500 shares of Series A Preferred Stock, which is convertible into shares of common stock. Mr. Sabes is a Company director.

(4)	Includes 500,000 shares of common stock directly held, of which 400,000 are subject to certain contractual restrictions. Also includes an option to purchase up to 27,500 shares of common stock. Mr. Padilla is a Company director, and our Chief Executive Officer.

(5)	Includes an option to purchase up to 27,500 shares of Series A Preferred Stock, which is convertible into shares of common stock. The individual is a Company director.

(6)	Includes 65,700 shares of common stock and an option to purchase up to 27,500 shares of Series A Preferred Stock, which is convertible into shares of common stock. Mr. Rindos is a Company director.

(7)	Includes 82,000 shares of common stock and an option to purchase up to 210,000 shares of Series A Preferred Stock, which is convertible into shares of common stock. Mr. Gangelhoff is the Company’s Chief Financial Officer.

(8)	Includes 25,000 shares of common stock and an option to purchase up to 210,000 shares of Series A Preferred Stock, which is convertible into shares of common stock. Mr. Griffith is the Company’s Chief Operating Officer.

(9)	Includes Messrs. Kuhlman, Padilla, Sabes, Ferris, Larson, Rindos (all Company directors), and Messrs. Jon Gangelhoff (our Chief Financial Officer) and Gregory Griffith (our Chief Operating Officer).

CERTAIN RELATIONSHIPS AND TRANSACTIONS
OPPORTUNITY FINANCE, LLC
     On March 22, 2004, the predecessor of SK2, Inc. (Kuhlman’s operating subsidiary) entered into a Credit Agreement with Opportunity Finance, LLC for a revolving line of credit of up to $750,000 for a period ending on March 31, 2007. Jon Sabes, a director of the Company, is an affiliate of Opportunity Finance. The credit line is available for inventory purchases and working capital and is secured by all assets of SK2, Inc. As of June 30, 2004, Opportunity Finance had advanced $750,000 to us pursuant to a promissory note which was due and payable in full on December 31, 2005, with installments of principal, plus interest at the rate of 1% for each 30-day period from the date of each advance, payable on the last business day of each calendar quarter. As of December 31, 2005, the Company and Opportunity Finance agreed to extend the term of the promissory note to June 30, 2006. On March 15, 2006, the Company paid off the entire principal balance together with accrued and unpaid interest.
     The Credit Agreement provided that, until March 22, 2006, Opportunity Finance had a right of first refusal on financing for the Company, including any equipment leasing or debt financing of any kind and any equity investment. In connection with the Credit Agreement, Opportunity Finance was issued a five-year warrant to purchase up to 3,100,000 shares of common stock at the per-share price of $0.0805. These warrants were exercised on a cashless basis in March and April of 2005 for an aggregate of 2,880,000 shares of common stock.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons owning more than ten percent of our common stock (and any subsequently registered class of the Company’s equity securities) to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
     Based solely on our review of the copies of Forms 3, 4 and 5 and the amendments thereto received by the Company for the year ended December 31, 2005, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, we believe that during the period ended December 31, 2005, all filing requirements were complied with by our executive officers, directors and beneficial owners of more than ten percent of the common stock, except for the following: (a) the conversion of 3,437,500 shares of Series A Preferred Stock beneficially owned by Scott and Susan Kuhlman into an equal number of shares of common stock on November 3, 2005 was reported late on February 14, 2006; (b) Daniel Rindos’ receipt of an option to purchase up to 27,500 shares of Series A Preferred Stock on May 19, 2005 was reported late on June 14, 2005; (c) the conversion of 2,254,500 shares of Series A Preferred Stock beneficially owned by Jon Sabes into an equal number of shares of common stock on November 3, 2005 was not reported; and (d) Jon Sabes’ sale of 962,500 shares of common stock on November 30, 2005 was reported late on December 15, 2005.

STOCKHOLDER PROPOSALS
GENERAL
     Any stockholder desiring to submit a proposal for action at the 2007 annual meeting must submit such proposal in writing to Jon Gangelhoff, Chief Financial Officer, Kuhlman Company, Inc., 701 N. Third Street, Suite B-1, Minneapolis, Minnesota 55401, by December 26, 2006. Due to the complexity of the respective rights of the stockholders and the Company in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company recommends that any such proposal be submitted by certified mail, return-receipt requested.
DISCRETIONARY PROXY VOTING AUTHORITY / UNTIMELY STOCKHOLDER PROPOSALS
     Rule 14a-4(c) under the Securities and Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that a stockholder has not sought to include in our proxy statement. The rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter required in the proxy statement.
     With respect to the Company’s 2007 annual stockholder meeting, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement, by March 12, 2007, management proxies will be allowed to use their discretionary authority as indicated above.

SOLICITATION
     The Company will bear the cost of preparing, assembling and mailing this Proxy Statement, the accompanying proxy, annual report and other materials which may be sent to our stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited personally, by telephone, by telegram or by special letter.
     Our board of directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. Nevertheless, if other matters do come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.
By order of the board of directors
of Kuhlman Company, Inc.,
/s/ Scott J. Kuhlman
Scott J. Kuhlman
Chairman of the Board,
President and Chief Creative Officer

Annex A
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
KUHLMAN COMPANY, INC.
Purpose
     The primary function of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Kuhlman Company, Inc. (the “Corporation”) is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s internal controls relating to finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:
•	serve as an independent and objective party to oversee the Corporation’s financial reporting process and internal-control systems;

•	review and appraise the audit of the Corporation’s financial statements performed by the Corporation’s independent accountants, who shall report directly to the Committee; and

•	provide an open avenue of communication among the Corporation’s independent accountants, financial and senior management, and the Board.
Composition
     The Committee shall be composed of at least two directors as determined by the Board; provided, however, that if the Corporation’s securities are listed on the American Stock Exchange, as defined in Sections 101 through 146 of the Original Listing Rules in the Amex Company Guide, then the Committee may be composed of at least three directors as determined by the Board, although the Audit Committee may continue to consist of only two independent directors (who also meet the requirements of Rule 10A-2 under the Securities Exchange Act of 1934, as amended) if the Corporation qualifies as a Small Business Issuer under the Securities and Exchange Commission Regulation S-B as Section 121B(2)(c) of the Original Listing Rules permits. Each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Furthermore, if the Corporation’s securities are listed on the American Stock Exchange, each Committee member shall: (i) be an “independent” director as defined by American Stock Exchange Section 121A (subject to any then-current exceptions to such requirement; e.g. Amex Company Guide Section 121B(2)(b)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended; and (iii) be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and statement of cash flows. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.
     The Committee shall endeavor to have, as one of its members, an individual with past employment experience in finance or accounting, or any other comparable experience or background resulting in such member’s financial sophistication (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). In addition, the Committee shall endeavor to have, as one of its members, an individual qualifying as an “audit committee financial expert” in compliance with the criteria established by the United States Securities and Exchange Commission (the “Commission”) and other relevant regulations. The existence of such audit committee financial expert, including his or her name and whether or not he or she is independent, or the lack of an audit committee financial expert, shall be disclosed in the Corporation’s periodic filings as required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and the regulations thereunder.
     The members of the Committee shall be elected by the Board from time to time and shall serve until their successors have been duly elected and qualified. Unless a chairperson is elected by the Board, the members of the Committee may designate a Committee chairperson by majority vote of the full Committee membership.
Meetings
     The Committee shall meet at least twice annually, or more frequently as circumstances require. If the Corporation’s securities are listed on the American Stock Exchange, the Committee shall meet on at least a quarterly basis. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.
Responsibilities and Duties
     To fulfill its responsibilities and duties, the Committee is expected to:
     1. provide an open avenue of communication between the Corporation, the independent accountants, and the Board;
     2. review the Committee’s charter at least annually and recommend to the Board any necessary or desirable amendments;
     3. maintain sole authority and responsibility for hiring and firing the independent accountants, and maintain direct responsibility for the appointment, compensation, retention and oversight of the independent accountants’ work, including the resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

     4. assess the effectiveness of the Corporation’s internal control environment, and evaluate the need for an internal audit function; and discuss with management any significant deficiencies in internal controls that have been identifies by the Chief Executive Officer or Chief Financial Officer which could adversely affect the Corporation’s ability to record, process, summarize or report financial data;
     5. confirm and ensure the independence of the internal audit function and the independent accountants, including considering whether the independent accountant’s performance of permissible non-audit services and the compensation received for such services is compatible with the independent accountant’s independence (in this regard, the Committee shall be responsible for ensuring its receipt from the independent accountant of a formal written statement, consistent with “Standards Board Standard 1,” delineating all relationships between such independent accountant and the Corporation);
     6. review and preapprove the performance of all audit and non-audit accounting services to be performed by the independent accountant, other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002, to the extent such services are permitted under applicable rules and regulation;1
     7. inquire of management and the independent accountants about significant risks or exposures, and assess the steps management has taken to minimize such risk to the Corporation;
     8. in consultation with the independent accountant, consider the audit scope and plan of the independent accountant;
     9. consider and review with the independent accountant: (a) the adequacy of the Corporation’s internal controls, including computerized information system controls and security; and (b) any related significant findings and recommendations of the independent accountant together with management’s responses thereto;
     10. review the following items with management and the independent accountant at the completion of the annual examination, and recommend to the Board whether the financial statements should be included in the annual report on Form 10-K (or Form 10-KSB):
•	the Corporation’s annual financial statements and related footnotes;

•	the independent accountant’s audit of the financial statements and his or her report thereof;

•	any significant changes required in the independent accountant’s audit plan;

•	any serious difficulties or disputes with management encountered during the course of the audit; and

[1]	By action of the Committee, the authority to grant preapproval may be delegated to one or more designated members of the Committee who are independent members of the Board, with any such preapproval to be reported to the Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed in the Corporation’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended.

•	other matters related to the conduct of the audit which are to be communicated to the Committee under SAS numbers 61 and 90;
     11. review with management, and if appropriate, with the independent accountants, the interim financial results that are filed with the Commission or other regulators;
     12. review with management legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators;
     13. review the Corporation’s critical accounting policies and estimates, all alternative treatments of financial information within accounting principles generally accepted in the United States of America discussed between the independent accounts and management, and all other material written communications between the independent accounts and management;
     14. review the internal-controls report prepared by management for insertion into the annual report and the independent accountant’s attestation on the assertions of management that are contained in the internal-controls report;
     15. ensure there is a process for the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting and auditing matters;
     16. ensure procedures are established for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, auditing and internal-accounting controls;
     17. review and approve (with the concurrence of a majority of the disinterested members of the Board) any related party and affiliated-party transactions; and
     18. report Committee actions to the Board with such recommendations as the Committee may deem appropriate.
     The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities, as outlined above. The Committee has the authority to engage and determine funding for outside legal, accounting or other advisors, and to obtain advice and assistance from such outside advisors as deemed appropriate to perform its duties and responsibilities. The Committee will perform such other functions as assigned by law, the Corporation’s charter or bylaws, or the Board.

Annex B
KUHLMAN COMPANY, INC.
2005 STOCK OPTION PLAN
     1. Purpose. The purpose of the Kuhlman Company, Inc. 2005 Stock Option Plan (the “Plan”) of Kuhlman Company, Inc. (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Company common stock (“Common Stock”), on terms determined under this Plan.
     2. Administration. The Plan shall be administered by the board of directors of the Company (the “Board of Directors”) or by a stock option or compensation committee (the “Committee”) of the Board of Directors. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. During any time period during which the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”), each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the 1934 Act (a “Non Employee Director”), and (ii) shall be an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee,” as used in the Plan, shall refer to the Board of Directors.
     3. Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.
     4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); and (e) performance shares (Section 9).

     5. Shares Subject to the Plan.
     5.1 Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 3,500,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.
     5.2 Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.
     5.3 Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares or treasury stock, as designated by the Committee.
     6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:
     6.1 Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6.
     6.2 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.
     6.3 Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.
     6.4 Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable:
     (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft;
     (b) at the discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or
     (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee.
     The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.
     6.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):
     (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any single participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.
     (b) Any Incentive Stock Option certificate/agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

     (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the stockholders.
     (d) Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the date of grant.
     (e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.
     (f) If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.
     6.6 Right of Redemption. The agreement with the recipient evidencing a stock option grant may include a provision whereby the Company may elect, prior to the date of the first registration of an equity security of the Company pursuant to the 1934 Act, to repurchase from a former Company employee, director, consultant, advisor or other independent contractor, and their respective successors and assigns, all or any part of the shares of Common Stock received by a participant pursuant to the exercise of a stock option. Any such repurchase must be made no earlier than six months following the termination of the holder’s relationship with the Company giving rise to the stock option grant and at fair market value, as determined by the Committee, on such date of redemption.
     7. Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:
     7.1 Number. Each SAR granted to any participant shall relate to such number of             shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.
     7.2 Duration. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the

Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.
     7.3 Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.
     7.4 Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:
     (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by
     (b) the Fair Market Value of a share of Common Stock on the exercise date.
     In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.
     8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

     8.1 Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.
     8.2 Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.
     8.3 Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:
     (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);
     (b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such             shares are subject to restrictions;
     (c) such other conditions or restrictions as the Committee may deem advisable.
     8.4 Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:
The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Kuhlman Company, Inc. 2005 Stock Option Plan (the “Company”), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.
     8.5 End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.
     8.6 Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.
     9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:
     9.1 Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.
     9.2 Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.
     9.3 No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.
     9.4 Expiration of Performance Share. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.
     10. General.
     10.1 Effective Date. The Plan will become effective upon its approval by the Company’s Board of Directors. Unless approved by the stockholders within one year after the date of the Plan’s adoption by the Board of Directors, no Incentive Stock Options shall be issued under the Plan.
     10.2 Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

     10.3 Limited Transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive); and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, the following transfers and exercises of stock options or SARs are permitted under this Plan:
     (a) stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Code; or
     (b) any Incentives held by a participant may be assigned by court order to the participant’s former spouse in connection with a dissolution of their marriage, but only if the Committee determines, in its sole discretion, that the order satisfies such requirements of a “qualified domestic relations order” as are set forth in paragraphs (1) through (3) of Code Section 414(p), as if the Plan were a plan described in Code Section 401(a)(13). The federal income and payroll taxation of any Incentives assigned as provided in the preceding sentence shall be governed by the Code, Revenue Rulings 2002-22 and 2004-60 (as applicable), or any other applicable guidance published by the Internal Revenue Service or the Department of the Treasury.
     (c) During a participant’s lifetime, a stock option or SAR may be exercised only by him or her, by his or her guardian or legal representative or by any of the transferees permitted by the preceding two paragraphs (a) and (b).
     10.4 Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.
     10.5 Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such

Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.
     10.6 Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.
     10.7 Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.
     10.8 Withholding.
     (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).
     (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.
     10.9 No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

     10.10 Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.
     10.11 Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.
     10.12 Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:
     (a) providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.
     (b) providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.
     (c) providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.
     (d) providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.
     The Board may restrict the rights of participants or the applicability of this Section 10.12 to the extent necessary to comply with Section 16(b) of the 1934 Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
     10.13 Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Board of Directors determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market or Nasdaq Small-Cap Market (“Nasdaq”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

PROXY CARD
KUHLMAN COMPANY, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 25, 2006
The undersigned, a stockholder of Kuhlman Company, Inc. (the “Company”), hereby appoints Luis A. Padilla and Scott J. Kuhlman, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is entitled to vote at the Company’s 2006 annual meeting of stockholders to be held at the Company’s headquarters at 701 North Third Street, Suite B-1, Minneapolis, on Thursday, May 25, 2006 at 2:00 p.m. local time, and at any adjournments thereof, upon the following matters:

1.	Proposal to elect six directors: Luis A. Padilla, Scott J. Kuhlman, Jon Sabes, David Ferris, Christopher Larson, and Daniel Rindos.

	☐ FOR all nominees above		☐ WITHHOLD AUTHORITY
(except as marked to the contrary below)

To withhold authority to vote for any individual, write their name in the space below:

2.	Proposal to increase the number of shares of common stock reserved for issuance under the Company’s 2005 Stock Option Plan to an aggregate of 3,500,000:

	☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
In their discretion, the proxies named herein are authorized to vote upon such other business as may properly come before the annual meeting.
(Continued on reverse side)

(Continued from other side)
The undersigned hereby revokes all previous proxy appointments and proxies relating to shares covered hereby and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the Company’s 2006 annual meeting of stockholders.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided this proxy will be voted FOR all proposals at the meeting.

Dated: , 2006

x

x

Note: Stockholders must sign exactly as their name appears to the left. When signed as a corporate officer, executor, administrator, trustee, guardian or similar, please your indicate full title as such. Finally, both joint tenants must sign if your shares are held in joint tenancy.

☐	Please mark the box at left if you plan to attend the annual meeting.